SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------

                        Deutsche Variable NAV Money Fund



The following information replaces the existing similar disclosure relating to the fund under the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The following waivers are currently in effect for the fund:


The Advisor has contractually agreed through November 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.15% for Capital Shares. The agreement may only be terminated with the consent of the fund's Board.


The Advisor has contractually agreed through November 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.20% for Institutional Class. The agreement may only be terminated with the consent of the fund's Board.


The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.10% and 0.15% for Capital Shares and Institutional Class, respectively. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.



               Please Retain This Supplement for Future Reference




February 21, 2017
SAISTKR-315

                                                   Deutsche
                                                   Asset Management [DB Logo]